Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of EnableIT, LLC [Member]
$ in Thousands
Apr. 01, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (35)
Intangible assets	2,546
Other long-term assets	459
Other long-term liabilities	(1,171)
Goodwill	4,101
Total assets acquired, net of acquired cash	$ 5,900